UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 18, 2005
                                                  -----------------------------

                        Capital Senior Living Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-13445                                         75-2678809
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(Commission File Number)                      (IRS Employer Identification No.)

        14160 Dallas Parkway
        Suite 300
        Dallas Texas                                      75254

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(Address of Principal Executive Offices)                (Zip Code)

                                 (972) 770-5600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     On July 18, 2005, GMAC Commercial Mortgage Bank ("GMAC") funded four (4) loans to special purpose subsidiaries of Capital Senior Living Corporation ("Company") which refinanced loans on four (4) senior housing properties of the Company. The aggregate amount of the GMAC loans was $39,150,000 and these loans refinanced loans on the same 4 properties previously financed by an affiliate of GMAC that had an outstanding balance of approximately $34,000,000.

     The loans from GMAC financing the 4 properties each have a term of ten years. The loans each bear interest at a fixed rate of 5.46% per annum. The loans are payable monthly, with payments consisting of interest and principal based on a 25-year amortization schedule. The loans are secured by mortgages or deeds of trust on the properties, assignments of leases and contracts and other related collateral, and each loan is cross defaulted and cross collateralized with the other GMAC loans in this loan facility. The loans are nonrecourse but with typical recourse exceptions, which recourse exceptions are guaranteed by another Company subsidiary. The loans provide for typical reserve accounts and require compliance with typical representations and warranties and on-going covenants, including a net worth requirement of the guarantor subsidiary. Each property securing the loans can be released from the lien of the mortgage or deed of trust on that property after a maximum three (3) year lock-out period provided that various defeasance requirements are satisfied.

Item 1.02    Termination of a Material Definitive Agreement.

             See Item 1.01

Item         2.03  Creation  of  a  Direct   Financial   Obligation  or  an
             Obligation  under  an  Off-Balance   Sheet  Arrangement  of  a
             Registrant.

             See Item 1.01

Item 7.01    Regulation FD Disclosure.

     On July 19, 2005, the Company announced that it had completed the refinancing of four communities with GMAC Commercial Mortgage. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01    Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         No.        Exhibit Name
         ---        ------------

         10.1 Loan Agreement, dated July 18, 2005, by Capital Senior Peoria, LLC and GMAC Commercial Mortgage Bank

         10.2       Schedule identifying  substantially  identical agreements to
                    Exhibit 10.1

     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

         99.1       Press Release dated July 19, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 21, 2005                     Capital Senior Living Corporation


                                           By:   /s/ Ralph A. Beattie
                                                 ------------------------------
                                           Name:   Ralph A. Beattie
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.        Exhibit Name
         -----------        ------------

            10.1 Loan Agreement, dated July 18, 2005, by Capital Senior Peoria, LLC and GMAC Commercial Mortgage Bank

            10.2            Schedule   identifying   substantially   identical
                            agreements to Exhibit 10.1

     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

            99.1            Press Release dated July 19, 2005